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                                                                    EXHIBIT 10.3


                       AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


         AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of June 6, 1997 among JOHNS MANVILLE FUNDING CORPORATION, (formerly known as Schuller Funding Corporation, "Funding"), JOHNS MANVILLE INTERNATIONAL, INC. (formerly known as Schuller International, Inc., "Parent"), the financial institutions listed on the signature pages hereof, as Buyers, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Structuring and Collateral Agent.


                             W I T N E S S E T H :


         WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Receivables Purchase Agreement (as heretofore amended, the "Agreement") dated as of August 15, 1994, and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

         SECTION 2. Amendments to Definitions. Section 1.01 of the Agreement is amended as follows:

         (a) The definition of "A-Rated Obligor" is amended and restated to read in its entirety as follows:

         "A-Rated Obligor" means, during any Report Month, an Obligor:
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                 (i) whose outstanding senior unsecured short-term debt
         securities were rated A-1 or higher by S&P as of the end of the immediately preceding Report Month; or

                 (ii) who did not have a senior unsecured short-term debt rating by S&P as of the end of the immediately preceding Report Month, but had a senior unsecured long-term debt rating of A+ or higher by S&P as of the end of the immediately preceding Report Month.

         (b) The definition of "Adjusted Reserve Percentage" is amended by replacing "23%" in each place where it appears with "19%".

         (c) The definition of "Collateral Agent" is amended by replacing "J.P. Morgan Delaware" with "Morgan Guaranty Trust Company of New York".

         (d) The definition of "Commitment Fee" is amended by replacing ".1875%" with ".125%".

         (e) The definition of "Concentration Limit" is amended and restated to read in its entirety as follows:

         "Concentration Limit" means (i) for each A-Rated Obligor and such Obligor's Affiliates considered as a whole, 15%, (ii) for each B-Rated Obligor and such Obligor's Affiliates (which are not A-Rated Obligors) considered as a whole, 7.5%, (iii) for each C-Rated Obligor and such Obligor's Affiliates (which are not A-Rated or B-Rated Obligors) considered as a whole, 5% and (iv) for each other Obligor and such Obligor's Affiliates (which are not A-Rated, B-Rated or C-Rated Obligors) considered as a whole, 3%.

         (f) The definitions of "Dilution Horizon" and "Dilution Ratio" are amended by replacing "Dilution Adjustment" in each place where it appears with "Variable Dilution Adjustment".

         (g) The definition of "Eurodollar Rate" is amended by replacing ".50%" with ".375%" and "2.50% with "2.375%" in clause (ii)(C) of such definition.

         (h) The definition of "Expiration Date" is amended by replacing "August 29, 2000" with the date "August 29, 2002".

         (i) The definition of "Fixed CD Rate" is amended by replacing ".625%" with ".50%" and "2.625%" with "2.50%" in clause (ii)(C) of such definition.






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          (j)   The definition of "Net Pool Balance" is amended and restated to read in its entirety as follows:

          "Net Pool Balance" means, at any time, the Outstanding Balance of the Eligible Receivables at such time, reduced by the Contractual Dilution Reserve at such time, less the aggregate amount by which the Outstanding Balance of Eligible Receivables of each Obligor and its Affiliates considered as a whole at such time, as so reduced, exceeds (x) the aggregate Outstanding Balance of all Eligible Receivables at such time, as so reduced, multiplied by (y) the Concentration Limit for such Obligor and its Affiliates.

         (k)   The following definitions are added:

         "Additional Qualified Dilution Adjustment" means any Dilution Adjustment that is attributable to a customer incentive program of Parent (i) which is reported and calculated with a comparable level of accuracy to the Roofing Dilution Adjustment, (ii) that is approved by the Agent and would not result in a reduction or withdrawal of the current rating by S&P, (iii) for which prior notice of inclusion in the Contractual Dilution Reserve calculation has been provided to the Purchase Parties and (iv) which will be calculated and set forth under section "E" of the "Net Pool Balance" calculation in both Exhibits D and E as such exhibits are amended to reflect such calculations.

         "B-Rated Obligor" means, during any Report Month, an Obligor (which is not an A-Rated Obligor):

                 (i) whose outstanding senior unsecured short-term debt securities were rated A-2 by S&P as of the end of the immediately preceding Report Month, or

                 (ii) who did not have a senior unsecured short-term rating by S&P as of the end of the immediately preceding Report Month, but had a senior unsecured long-term debt rating of BBB+ or higher by S&P as of the end of the immediately preceding Report Month.

         "Building Insulation Dilution Adjustment" means the Dilution Adjustments attributable to quarterly and annual rebate programs for Parent's building insulation business as calculated and set forth under section "E" of the "Net Pool Balance" calculation in both Exhibits D and E; provided that the Building Insulation Dilution Adjustment shall not be part of the Contractual Dilution Reserve until Johns Manville Funding Corporation and the Servicer represent, to the satisfaction of S&P and the Agent, that the reported calculations contained in the Building Insulation Dilution Adjustment meet the standards of accuracy in all






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material respects consistent with the other calculations provided in the Daily and Monthly Reports.

          "C-Rated Obligor" means, during any Report Month, an Obligor (which is not an A-Rated or B-Rated Obligor):

                 (i) whose outstanding senior unsecured short-term debt securities were rated A-3 by S&P as of the end of the immediately preceding Report Month, or

                 (ii) who did not have a senior unsecured short-term debt rating by S&P as of the end of the immediately preceding Report Month, but had a senior unsecured long-term debt rating of BBB- or higher by S&P as of the end of the immediately preceding Report Month.

          "Contractual Dilution Reserve" means (i) Dilution Adjustments attributable to cash discounts set forth under section "E" of the "Net Pool Balance" calculation in Exhibits D and E, (ii) the Roofing Dilution Adjustment,
(iii) the Building Insulation Dilution Adjustment and (iv) any Additional Qualified Dilution Adjustment; provided that the Roofing Dilution Adjustment and Building Insulation Dilution Adjustment shall not be part of Contractual Dilution Reserve until Johns Manville Funding Corporation and the Servicer represent, to the satisfaction of S&P and the Agent, that the reported calculations contained in the Roofing Dilution Adjustment and Building Insulation Dilution Adjustment meet the standards of accuracy in all material respects consistent with the other calculations provided in the Daily and Monthly Reports.

         "Roofing Dilution Adjustment" means the Dilution Adjustments attributable to quarterly and annual rebate programs for Parent's roofing business as calculated and set forth under section "E" of the "Net Pool Balance" calculation in both Exhibits D and E; provided that the Roofing Dilution Adjustment shall not be part of the Contractual Dilution Reserve until Johns Manville Funding Corporation and the Servicer represent, to the satisfaction of S&P and the Agent, that the reported calculations contained in the Roofing Dilution Adjustment meet the standards of accuracy in all material respects consistent with the other calculations provided in the Daily and Monthly Reports.

          "Variable Dilution Adjustments" means Dilution Adjustments which are not part of Contractual Dilution Reserve.

         (l) The definitions of SFC, Schuller and Schuller Group are changed to be definitions of "Funding", "Parent" and "Johns Manville Group", respectively, and






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references in the Program Documents to SFC, Schuller and Schuller Group are
deemed to be references to Funding,  Parent and Johns Manville Group.

         SECTION 2. Amendment of Section 2.14. Section 2.14 is amended by extending each of the dates contained therein by two years.

         SECTION 3. Amendment of Section 4.03. Section 4.03(i) is amended by replacing "June 30, 1994" in each place where it appears with "March 31, 1997."

         SECTION 4.       Addition of Notice of Change in Rebate Programs.
Section 5.01 of the Agreement is amended to include the following:

                 (s) Notice of Change in Rebate Programs. Funding shall give the Purchase Parties and S&P prior notice of any material changes to its rebate or other programs or policies that constitute Dilution Adjustments.

         SECTION 5. Replacement of Exhibits D and E. Exhibits D and E are deleted and replaced with Exhibits D and E to this Amendment.

         SECTION 6. Changes in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 9, (i) the Person listed on the signature pages hereof which is not a party to the Agreement (the "New Buyer") shall become a Buyer party to the Agreement and (ii) the Commitment of each Buyer shall be the amount set forth opposite the name of such Buyer on the signature pages hereof. Any Buyer whose Commitment is changed to zero shall upon such effectiveness cease to be a Buyer party to the Agreement, and all accrued fees and other amounts (other than such Buyer's interest in the Aggregate Net Investment) payable under the Agreement for the account of such Buyer shall be due and payable on such date; provided that the provisions of Sections 8.02 and 8.03 of the Agreement shall continue to inure to the benefit of each such Buyer. If any Tranches are outstanding on such date and, as a result of changes in the Commitments of the Banks, the interests in such Tranches are not held by the continuing Banks ratably in proportion to their Commitments, the Banks shall, as appropriate, buy and sell the interests in such Tranches such that, after giving effect to such purchases, the interests in such Tranches are held ratably, and Section 2.13 of the Agreement shall apply to any such purchases.

         SECTION 7. Representations and Warranties. Funding hereby represents and warrants that as of the date hereof and after giving effect thereto:

         (a) no Termination Event or Potential Termination Event has occurred and is continuing; and






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         (b)  each representation and warranty of Funding set forth in the
Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         SECTION 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on the date that each of the following conditions shall have been satisfied:

                 (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                 (ii) the Administrative Agent shall have received new Buyers' Certificates for the Buyers;

                 (iii) S&P shall have rated the Buyer's Certificates AAA and Funding shall have paid any fees and expenses of S&P in connection with the rating of the Buyers' Certificates;

                 (iv) an amendment to the Purchase and Sale Agreement in the form of Annex I hereto shall have been executed;

                 (v) the filings and other actions necessary in connection with the change of name of the Parent and Funding, as listed in Annex II, shall have been made or taken;

                 (vi) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of Funding and Parent, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and

                 (vii) receipt by the Administrative Agent of an opinion of the General Counsel of Parent substantially to the effect that the conditions in paragraphs (v) & (vi) of this section have been satisfied;






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provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than June 30, 1997. The Administrative Agent shall promptly notify the parties hereto of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.






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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           JOHNS MANVILLE
                                           FUNDING CORPORATION


                                           By /s/ W. S. BULLOCK
                                              -------------------------------
                                            Title: President





                                           JOHNS MANVILLE
                                           INTERNATIONAL, INC.


                                           By /s/ W. S. BULLOCK
                                              -------------------------------
                                            Title: Treasurer



                                           MORGAN GUARANTY
                                           TRUST COMPANY OF  NEW YORK,
                                           as Administrative Agent and
                                            Structuring and Collateral Agent


                                           By /s/ ROBERT J. HENCHEY
                                              -------------------------------
                                            Title: Robert J. Henchey
                                                   Vice President

                                            500 Stanton Christiana Road
                                            Newark, DE 19713








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                                           BUYERS:


Commitment: $20,000,000                    MORGAN GUARANTY
                                           TRUST COMPANY OF NEW YORK


                                           By /s/ ROBERT J. HENCHEY
                                              -------------------------------
                                            Title: Vice President


Commitment: $20,000,000                    MELLON BANK, N.A.



                                           By /s/ JAMES M. WILBER
                                              -------------------------------
                                            Title: Vice President


Commitment: $20,000,000                    BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION



                                           By /s/ RAHUL ARORA
                                              -------------------------------
                                            Title: as Attorney-in-Fact


Commitment: $20,000,000                    THE BANK OF NEW YORK



                                           By /s/ ROBERT LOUK
                                              -------------------------------
                                            Title: Vice President

Commitment: $10,000,000                    NATIONSBANK OF TEXAS, N.A.



                                           By /s/ NATALIE HEBERT
                                              -------------------------------
                                            Title: Vice President




Commitment: $0                             NATIONSBANK, N.A. (formerly known as
                                           NATIONSBANK, N.A., (CAROLINAS))



                                           By /s/ NATALIE HEBERT
                                              -------------------------------
                                            Title: Vice President




Commitment: $10,000,000                    THE FIRST NATIONAL BANK
                                           OF CHICAGO




                                           By /s/ ILLEGIBLE
                                              -------------------------------
                                            Title: FVP


TOTAL
COMMITMENTS: $100,000,000

                                                                         Annex I

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT



         AMENDMENT dated as of June 6, 1997 to the Purchase and Sale Agreement dated as of August 15, 1994 (the "Agreement") between JOHNS MANVILLE INTERNATIONAL, INC. (formerly known as Schuller International, Inc.) and JOHNS MANVILLE FUNDING CORPORATION (formerly known as Schuller Funding Corporation).

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendment of Sections 4.01 and 4.02 of the Agreement. Sections 4.01(g) and 4.02(h) of the Agreement are amended by replacing "June 30, 1994" in each place where it appears with "March 31, 1997".

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereon were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof on the date when it has been executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.





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                                        JOHNS MANVILLE INTERNATIONAL, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        JOHNS MANVILLE FUNDING CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:





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                                                                        Annex II

[Actions to be taken in connection with name change]


1.  UCC-1s - amend existing UCC-1s for debtor name change

2. Accounts - directions to change names on Lockbox Accounts and Collection Account from SFC to Funding

3. Authority - to provide corporate documents authorizing and evidencing name change